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EXHIBIT 10.2

PROVINCE OF BRITISH COLUMBIA  Ministry of Energy Mines and Petroleum
                              Resources

            RECORD OF 4 POST CLAIM - MINERAL TENURE ACT
                            (Section 23)
_______________________________         _____________________________
Mining Division                         Tenure No.
_______________________________         _____________________________
Gold Commissioner                       Date of Record
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                APPLICATION TO RECORD A 4 POST CLAIM

     I, Leonard Gal, Name of Locator, Agent for self, 317 - 360 East Second Street, North Vancouver, British Columbia V7L 4N6, (604) 984-7733, Client No. 109149, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles reference map No. 082E/6E, in the 0504005 Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

     LCP is accessed by Hwy. 33 and Tuzo Ck. Fsr. and south on old KVR right-of-way. The LCP is located 1540m on a berring of 182 degrees from the confluence of the west Kettle River and Tuzo Creek. The UTM coordinates are 5470425 N and 348720 E (Zone 11).

                          TAG INFORMATION

     I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal post (or witness post) and impressed this information on the tag:

LEGAL CORNER POST - TAG NO. 236106

CLAIM NAME          WOMBAT
LOCATOR             Len Gal
FMC NO.             109149
AGENT FOR           SELF
FMC NO.
DATE COMMENCED      SEPTEMBER 17, 1998
TIME                9:15 a.m.
DATE COMPLETED      SEPTEMBER 17, 1998
TIME                4:40 p.m.

NUMBER OF CLAIM UNITS

N - 5     S - -0-   E - 4     W - -0-












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IDENTIFICATION POSTS NOT PLACED

were NONE

because ______________

If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is _____ degrees, at a distance of _____ metres.

Bearing from identification post to witness post _____ degrees, at a distance of _____ metres.

NOTE: Legal corner post can be witnessed only it is was not feasible to pace any posts.

                           ACKNOWLEDGMENT

     I have complied with all of the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all corner posts (and witness and identification post is applicable) are indicated.

Do you intend to extracted industrial Minerals from this tenure? NO

/s/ Leonard Gal
Signature of Locator

SEAL
365900
SUB-RECORDED
RECEIVED
OCT 5, 1999
M.R.# 12 $350.00
VANCOUVER, B.C.
Recording Stamp